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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 13, 2001




                                MGI PHARMA, INC.
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             (Exact name of registrant as specified in its charter)


        Minnesota                      0-10736                  41-1364647
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(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)



          6300 West Old Shakopee Road, Suite 110, Bloomington, MN 55438
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 346-4700
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On February 13, 2001, MGI PHARMA, Inc. (the "Company") reported in a press release that it signed a letter of intent with Helsinn Healthcare SA for exclusive North American license and distribution rights to the pharmaceutical product candidate palonosetron. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. In addition, on February 14, 2001 the Company reported its earnings for the fiscal year ended December 31, 2000 in a press release, which is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

99.1     Press Release, dated February 13, 2001.
99.2     Press Release, dated February 14, 2001.

                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


February 14, 2001                      MGI PHARMA, INC.



                                       By: /s/ William C. Brown
                                          -------------------------------------
                                          William C. Brown
                                          Chief Financial Officer and Secretary

                                      -3-
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                                  EXHIBIT INDEX


99.1     Press Release, dated February 13, 2001.
99.2     Press Release, dated February 14, 2001.